

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2013

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification



- 46.43% Domestic
- 52.81% International
- 0.76% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

Baidu ADR	6.71%
Bank of America	5.59%
BNP Paribas	5.49%
Citigroup, Inc.	5.24%
Apple Computer, Inc.	5.15%
Mastercard, Inc.	4.72%
American International Group	3.94%
CNOOC Ltd. ADR	3.82%
Aegon NV	3.60%
Munich RE Group	3.49%

Industry Diversification

Financials	33.9%
Information Technology	22.7%
Energy	13.1%
Telecommunications	11.6%
Health Care	5.1%
Materials	3.4%
Consumer Discretionary	3.4%
Industrials	3.0%
Consumer Staples	3.0%
Cash	0.8%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	27
2012 PortfolioTurnover	29%
Net Assets (millions)	$18.51
Total Expense Ratio	1.50%

No sales loads or distribution fees

Average Annual Total Returns [2]



Mundoval Fund
MSCI World Index
26.47%
20.21%
12.96%
11.81%
8.02%
7.83%
5.18%
3.89%
7.23%
6.60%
1 Year
3 Years
5 Years
7 Years
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]



Mundoval Fund
$18,839
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $18,839 on 9/30/13. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.



Quarterly Commentary: 3Q13

Portfolio Review:

The Mundoval Fund returned 10.93% in the third quarter versus 8.18% for the MSCI World Index during the same period. Since inception of the fund on September 3, 2004, the average annualized rate of return for Mundoval Fund has been 7.23% versus 6.60% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology sector (Baidu, Apple and Mastercard) and Financial Sector (ING Groep and BNP Paribas). Negative factors impacting performance for the Fund during the quarter included the Healthcare Sector (Teva Pharmaceutical) and Telecommunications Sector (Telekom Indonesia).

During the quarter shares of Staples, Telefonica de Espana and France Telecom were sold in order to provide liquidity to purchase three new businesses. **EMC Corporation**, a leading provider of data storage solutions for enterprises and government entities around the world. **CF Industries**, a major manufacturer and distributor of nitrogen and phosphate fertilizer products in North America. As well as **HollyFrontier Corporation**, one of the largest independent petroleum refiners in the U.S., with operations focused in the Mid-Continent, Southwest and Rocky Mountain regions.

Manager Commentary:

According to Interbrand[1], a leading brand consultancy, **Apple Inc.**, the manufacturer of iPhones, iPads and Macs, is the most valuable brand in the world as of October 2013.[1] Interbrand arrives at a brand value by considering its financial performance, the role a brand plays in influencing consumer choice and its strength in commanding a premium price, or in securing a company's profit. It is rather ironic to note that although since last year, Apple's brand value, as calculated by Interbrand, has increased by 28% while the price of Apple's share price has decreased by 27% during the same period due to concerns of slower than expected growth in sales of their technology products.

Apple is the fifth largest holding in the Mundoval Fund and is particularly an attractive investment based on quantitative measures. The business has excessive liquidity and sells for approximately 3 times the net cash on its balance sheet. Apple generated more than $30 billion of free cash flow in the past twelve months, which was used to repurchase more than $18 billion worth of stock and raise the quarterly dividend to $3.05 per share. From a qualitative perspective, the perceived switching costs by existing Apple customers to utilize another software platform like Android will enable Apple to hold on to a good portion of its current user base in the years ahead. Although sales of products in America and Europe represent approximately 60% of total revenue for Apple, China, Hong Kong, Taiwan, Japan and the rest of Asia Pacific have grown at a faster rate and represent close to 30% of sales. Apple is an attractively priced business in relation to its valuation and is capable of providing shareholders with a satisfactory rate of return over time.

Sincerely yours,

Arthur Q. Johnson, CFA

[1] Interbrand, Best Global Brands 2013; www.interbrand.com

Average Annual Total Returns as of September 30, 2013

	3Q 2013 (Non-Annualized)	Year to date	1-Year	3-Years	5-Years	7-Years	Since Inception (9/3/04)
Mundoval Fund	10.93%	17.57%	26.47%	12.96%	8.02%	5.18%	7.23%
MSCI World Index	8.18%	17.29%	20.21%	11.81%	7.83%	3.89%	6.60%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.